Other operating income/(expense) (Tables)	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Summary Information about Other Operating Expense

	2022 £m	2021 (1) £m	2020 (1) £m

Upfront settlement income (2)	922	–	–

Fair value remeasurements of equity investments	256	37	(6)

Disposal of businesses and assets	215	552	2,621

Fair value remeasurements on contingent consideration recognised in business combinations	(1,607)	(1,058)	(1,286)

Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	(85)	(48)	52

Fair value adjustments on derivative financial instruments	3	(4)	20

Other income	61	17	62

	(235)	(504)	1,463

(1)	The 2021 and 2020 comparatives have been restated on a consistent basis from those previously published to reflect the demerger of the Consumer Healthcare business (see Note 41).

(2)
On 1 February 2022, ViiV Healthcare reached agreement with Gilead Sciences, Inc (Gilead) to settle the global patent infringement litigation relating to the commercialisation of Gilead’s Biktarvy concerning ViiV Healthcare’s patents relating to dolutegravir, an anti-retroviral medication used, together with other medicines, to treat human immunodeficiency virus (HIV). Under the terms of the global settlement and licensing agreement, Gilead made an upfront payment of $1.25 billion (£922 million) to ViiV Healthcare on 15 February 2022. In addition, Gilead will also pay a 3% royalty on all future US sales of Biktarvy and in respect of the bictegravir component of any other future bictegravir-containing products sold in the US. These royalties will be payable by Gilead to ViiV Healthcare from 1 February 2022 until the expiry of ViiV Healthcare’s US Patent No. 8,129,385 on 5 October 2027 and will be recorded as Royalty income in the Income Statement.